SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                    Current Report Pursuant to Section 13 or
                       15(d) of The Securities Act of 1934



                Date of Report (Date of earliest event reported):
                          August 5, 2002 (May 20, 2002)



                            TORPEDO SPORTS USA, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


Nevada                              333-48746                         87-0567853
--------------------------------------------------------------------------------
(State or other                    (Commission                  (I.R.S. Employer
jurisdiction                        File Number)             Identification No.)
of incorporation)




                          2401 PGA Boulevard, Suite 190
                        Palm Beach Gardens, Florida 33410
                ------------------------------------------------
               (Address of principal executive offices)(Zip Code)


       Registrant's telephone number, including area code: (561) 624-0885


          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 2. Acquisition or Disposition of Assets

As described in the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on June 4, 2002 (the "Initial 8-K") on May 20, 2002, the Registrant acquired all of the issued and outstanding securities of Torpedo Sports USA, Inc., a Delaware corporation, in exchange for 8,000,000 shares of the Registrant's common stock issued to the Torpedo Sports USA, Inc. stockholders and changed its name to Torpedo Sports USA, Inc.

Item 7. Financial Statements and Exhibits

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

Pursuant to paragraph (a)(4) of Form 8-K, the attached financial statements were omitted from the disclosure contained in the Initial 8-K. Attached hereto are the audited financial statements of Torpedo Sports Inc. (the Canadian subsidiary of Torpedo Sports USA, Inc.) as of July 31, 2001 and 2000 and for the year ended July 31, 2001 and the period from March 24, 2000 (inception) through July 31, 2000, along with unaudited financial statements for the nine month periods ended April 30, 2002 and 2001.

         (b)      PRO-FORMA FINANCIAL INFORMATION.

Pursuant to paragraph (b) of Item 7 of Form 8-K, the following pro forma financial information was omitted from the disclosures contained in the Initial 8-K. Attached hereto are the unaudited pro forma condensed consolidated balance sheet as of April 30, 2002, the unaudited pro forma condensed consolidated statement of operations for the year ended July 31, 2001, and the unaudited pro forma condensed consolidated statement of operations for the nine months ended April 30, 2002, reflecting the acquisition of Torpedo Sports, Inc., and including the notes to the unaudited pro forma financial statements.


         (c)      EXHIBITS

         Exhibit Number                     Exhibit

         None

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TORPEDO SPORTS USA, INC.

Date: August 5, 2002

                                            By: /s/Thomas B. Olson
                                                -----------------------------
                                                Thomas B. Olson
                                                Secretary

                    UNAUDITED PRO FORMA FINANCIAL INFORMATION

On May 20, 2002, eNutrition, Inc., a publicly traded Nevada corporation ("eNutrition" or, the "Registrant"), entered into an Agreement Concerning the Exchange of Securities Between eNutrition, Inc. and Torpedo Sports USA, Inc. and the Stockholders of Torpedo Sports USA, Inc. (the "Agreement"). Torpedo Sports USA, Inc. is a Delaware holding company which owns 100% of its Canadian subsidiary, Torpedo Sports Inc. ("Torpedo Sports"). Torpedo Sports, located in Quebec Canada, is a manufacturer and distributor of outdoor recreational products for children, such as toboggans, baby sleds, snowboards, tricycles, scooters and skateboards.

Pursuant to terms of the Agreement, eNutrition acquired all of the issued and outstanding common stock of Torpedo Sports USA, Inc. in exchange for 8,000,000 shares of its common stock, which represents 80% of eNutrition's total shares outstanding immediately following the exchange. eNutrition then changed its name to Torpedo Sports USA, Inc. ("Torpedo Sports USA"). Immediately prior to the transaction, eNutrition sold all of its assets to HI-Q Nutrition, Inc. under the terms of an April 30, 2001 agreement. eNutrition's liabilities were also assumed by HI-Q Nutrition, Inc. As a result, eNutrition was a publicly traded, non-operating entity at the time of the transaction with Torpedo Sports USA.

The stockholders and management of Torpedo Sports USA acquired control of eNutrition at the effective time of the exchange. The transaction has been recorded as a reverse acquisition based on factors demonstrating that Torpedo Sports USA constitutes the accounting acquirer. The management and board of directors of Torpedo Sports USA manage the post-acquisition entity.

The purchase price applied to the reverse acquisition was based on the net book value of the underlying assets of eNutrition prior to the transaction. The historical stockholders' equity of Torpedo Sports USA prior to the merger has been retroactively restated (a recapitalization) for the equivalent number of shares received in the merger after giving effect to any differences in the par value of the eNutrition and Torpedo Sports USA common stock, with an offset to additional paid in capital. The restated consolidated retained earnings of the accounting acquirer (Torpedo Sports USA) has been carried forward after the acquisition.

The Registrant, previously a calendar year-end entity, intends to adopt the July 31 fiscal year-end of its new operating subsidiary Torpedo Sports. The audited and unaudited financial statements of Torpedo Sports included in this Form 8-K/A have been prepared in accordance with accounting principles generally accepted in Canada and are presented in Canadian dollars. There were no material differences noted in the audited and unaudited financial statements between Canadian and U.S. generally accepted accounting principles. There were no other significant accounting policy differences or other items which required adjustment in the unaudited pro forma consolidated financial statements.

The following unaudited pro forma financial information sets forth summary condensed consolidated historical and pro forma financial data of eNutrition, Torpedo Sports USA and its subsidiary Torpedo Sports. The summary historical data presented in the pro forma balance sheet as of April 30, 2002, has been derived from and should be read in conjunction with unaudited financial data included in our Quarterly Report on Form 10-QSB for the quarterly period ended March 31, 2002, which is incorporated herein by reference. The summary historical data presented in the pro forma balance sheet has also been derived from the unaudited April 30, 2002, interim financial statements of Torpedo Sports, included in this Form 8-K/A. The summary historical data presented in the pro forma condensed consolidated statements of operations for the nine-month period ended April 30, 2002, and the year ended July 31, 2001, has been derived from and should be read in conjunction with the audited financial statements of Torpedo Sports as of and for the fiscal year ended July 31, 2001, and the period from April 1, 2000 (inception) through July 31, 2000, and the unaudited financial statements of Torpedo Sports as of and for the nine-month periods ended April 30, 2002 and 2001, which are included in this Form 8-K/A.

The pro forma statements of operations for the nine-month period ended April 30, 2002, and the year ended July 31, 2001, present only the historical information of Torpedo Sports USA and Torpedo Sports, as only the operations of the accounting acquirer (Torpedo Sports USA and Torpedo Sports) are to be presented as a result of the accounting for the transaction as a reverse acquisition.

The historical balance sheet and statement of operations information of Torpedo Sports presented in the accompanying pro forma statements has been converted from Canadian dollars to U.S. dollars. Assets and liabilities have been converted using the exchange rate in effect at the pro forma balance sheet date (April 30, 2002). Revenues and expenses have been translated at average rates of exchange in effect during the respective periods.

The accompanying unaudited condensed pro forma consolidated balance sheet gives effect to the transaction as if had been consummated on April 30, 2002 (which represents the nine-month fiscal period-end of Torpedo Sports). The accompanying unaudited condensed pro forma consolidated statements of operations for the nine months ended April 30, 2002, and the fiscal year ended July 31, 2001, give effect to the transaction as if it had been consummated on August 1, 2000.

The unaudited pro forma consolidated financial statements do not purport to be indicative of the financial position or results of operations that would have actually been obtained had such transactions been completed as of the assumed dates and for the periods presented, or which may be obtained in the future. The pro forma adjustments are described in the accompanying notes and are based upon available information and certain assumptions that the Company believes are reasonable.

              TORPEDO SPORTS USA, INC. (FORMERLY ENUTRITION, INC.)
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 APRIL 30, 2002


                                                    Torpedo               Torpedo Sports Inc.
                                                     Sports    --------------------------------------
                                                    USA, Inc.
                                                   (formerly                CDN$ to US$
                                                  eNutrition,    Torpedo    conversion      Torpedo     Pro forma
                                                      Inc.)    Sports Inc.     rate       Sports Inc.   adjustments     Pro forma
                                                  -----------  -----------  -----------   -----------   ----------     -----------
                                                  (March 31,     April 30,                   (US $)       (US $)          (US $)
                                                     2002)         2002
                                                     (US$)        (CDN $)
ASSETS
Current assets:
Cash and cash equivalents                         $     5,392  $    33,349    0.6382      $    21,283   $   (5,392) A  $   164,288
                                                                                                           (50,000) C
                                                                                                           193,005  B
Accounts receivable                                     3,421      417,640    0.6382          266,538       (3,421) A      266,538
Loans receivable, affiliates                                       350,700    0.6382          223,817
Inventories                                                        903,354    0.6382          576,521                      576,521
Prepaid expenses                                                   485,413    0.6382          309,791                      309,791
Deferred income tax                                                 37,000    0.6382           23,613                       23,613
                                                  -----------  -----------                -----------   ----------     -----------
Total current assets                                    8,813    2,227,456                  1,421,563      134,192       1,564,567
                                                  -----------  -----------                -----------   ----------     -----------
Capital assets                                                   1,783,167    0.6382        1,138,017                    1,138,017
Deferred income tax                                                101,000    0.6382           64,458                       64,458
Intellectual property                                   4,002                                               (4,002) A            -
                                                  -----------  -----------                -----------   ----------     -----------
                                                        4,002    1,884,167                  1,202,475       (4,002)      1,202,475
                                                  -----------  -----------                -----------   ----------     -----------
                                                  $    12,815  $ 4,111,623                $ 2,624,038   $  130,190     $ 2,767,043
                                                  ===========  ===========                ===========   ==========     ===========

LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

Current liabilities:
  Accounts payable and accrued liabilities        $     2,667  $   923,760    0.6382      $   589,544   $   (2,667) A  $   589,544
  Bank indebtedness                                                281,397    0.6382          179,588                      179,588
  Current portion of long-term debt                                210,750    0.6382          134,501                      134,501
                                                  -----------  -----------                -----------   ----------     -----------
Total current liabilities                               2,667    1,415,907                    903,632       (2,667)        903,632
                                                  -----------  -----------                -----------   ----------     -----------
Long-term debt                                                     661,161    0.6382          421,953                      421,953
Loan from parent company                                         1,859,816    0.6382        1,186,935                    1,186,935
                                                  -----------  -----------                -----------   ----------     -----------
                                                            -    2,520,977                  1,608,888            -       1,608,888
                                                  -----------  -----------                -----------   ----------     -----------
      Total liabilities                                 2,667    3,936,884                  2,512,519       (2,667)      2,512,519
                                                  -----------  -----------                -----------   ----------     -----------

Shareholders' equity                                   10,148      174,739                    111,518      (10,148) A      254,523
                                                                                                           (50,000) C
                                                                                                           193,005  B
                                                                                                           606,984  B
                                                                                                    -     (606,984) B            -
                                                  -----------  -----------                -----------   ----------     -----------

                                                  $    12,815  $ 4,111,623                $ 2,624,038   $  130,190     $ 2,767,043
                                                  ===========  ===========                ===========   ==========     ===========

              TORPEDO SPORTS USA, INC. (FORMERLY ENUTRITION, INC.)
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                        NINE MONTHS ENDED APRIL 30, 2002

                                                     CDN$ to US$
                                         Torpedo     conversion      Torpedo       Pro forma
                                       Sports Inc.      rate       Sports Inc.    adjustments       Pro forma
                                      ------------   -----------   ------------   ------------     ------------
                                         (CDN$)                        (US $)        (US $)            (US $)

Sales                                 $ 12,566,148        0.64     $  8,025,873   $                $  8,025,873
Cost of sales                            8,293,391        0.64        5,296,906                       5,296,906
                                      ------------                 ------------   ------------     ------------

Gross profit                             4,272,757                    2,728,967                       2,728,967
                                      ------------                 ------------   ------------     ------------

Selling expense                          1,624,910        0.64        1,037,814                       1,037,814
General and administrative expense       1,199,675        0.64          766,220         71,000  D       837,220
Interest                                   734,883        0.64          469,362                         469,362
                                      ------------                 ------------   ------------     ------------

                                         3,559,468                    2,273,397         71,000        2,344,397
                                      ------------                 ------------   ------------     ------------
Income before taxes                        713,289                      455,570                         384,570
Deferred income tax                        138,000        0.64           88,140                          88,140
                                      ------------                 ------------   ------------     ------------
Net income                            $    851,289                 $    543,710   $    (71,000)    $    472,710
                                      ============                 ============   ============     ============


Basic net income per share                                                                         $       0.05
                                                                                                   ============

Diluted net income per share                                                                       $       0.04
                                                                                                   ============
Weighted average number of
  common shares outstanding                                                         10,000,000  E    10,000,000
                                                                                  ============     ============

              TORPEDO SPORTS USA, INC. (FORMERLY ENUTRITION, INC.)
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                            YEAR ENDED JULY 31, 2001

                                                     CDN$ to US$
                                         Torpedo     conversion      Torpedo       Pro forma
                                       Sports Inc.      rate       Sports Inc.    adjustments       Pro forma
                                      ------------   -----------   ------------   ------------     ------------
                                         (CDN$)                        (US $)        (US $)            (US $)


Sales                                 $  9,753,109        0.65     $  6,388,189   $                $  6,388,189
Cost of sales                            7,106,045        0.65        4,654,388                       4,654,388
                                      ------------                 ------------   ------------     ------------

Gross profit                             2,647,064                    1,733,800                       1,733,800
                                      ------------                 ------------   ------------     ------------

Selling expense                          1,288,335        0.65          843,847                         843,847
General and administrative expense       1,256,857        0.65          823,229         71,000  D       894,229
Interest expense                           517,701        0.65          339,089                         339,089
                                      ------------                 ------------   ------------     ------------

                                         3,062,893                    2,006,164         71,000        2,077,164
                                      ------------                 -------------  ------------     -------------

Net loss                              $   (415,829)                $   (272,364)  $    (71,000)    $   (343,364)
                                      ============                 ============   ============     ============

Basic and diluted net loss per share                                                               $      (0.03)
                                                                                                   ============
Weighted average number of
  common shares outstanding                                                         10,000,000  E    10,000,000
                                                                                  ============     ============

      TORPEDO SPORTS USA, INC. (FORMERLY ENUTRITION, INC.) AND SUBSIDIARIES

        NOTES TO UNAUDITED CONDENSED PRO FORMA CONSOLIDATED BALANCE SHEET
                          AND STATEMENTS OF OPERATIONS

                       AS OF AND FOR THE NINE MONTHS ENDED
              APRIL 30, 2002, AND FOR THE YEAR ENDED JULY 31, 2001

1.     Description of transaction:

       On May 20, 2002, eNutrition, Inc., a publicly traded Nevada corporation ("eNutrition" or, the "Registrant"), entered into an Agreement Concerning the Exchange of Securities Between eNutrition, Inc. and Torpedo Sports USA, Inc. and the Stockholders of Torpedo Sports USA, Inc. (the "Agreement"). Torpedo Sports USA, Inc. is a Delaware holding company which owns 100% of its Canadian subsidiary, Torpedo Sports Inc. ("Torpedo Sports"). Torpedo Sports, located in Quebec Canada, is a manufacturer and distributor of outdoor recreational products for children, such as toboggans, baby sleds, snowboards, tricycles, scooters and skateboards.

       Pursuant to terms of the Agreement, eNutrition acquired all of the issued and outstanding common stock of Torpedo Sports USA, Inc. in exchange for 8,000,000 shares of its common stock, which represents 80% of eNutrition's total shares outstanding immediately following the exchange. As a result of a one share for 1.8870314 share reverse stock split approved by eNutrition's stockholders on May 17, 2002 , and the retirement of 4,478,430 post-reverse split shares which took place immediately prior to the merger transaction, the stockholders of eNutrition hold 1,999,999 shares of eNutrition's common stock (20% of the total shares outstanding immediately following the exchange). eNutrition then changed its name to Torpedo Sports USA, Inc. ("Torpedo Sports USA").

       Immediately prior to the transaction, eNutrition sold all of its assets to HI-Q Nutrition, Inc. under the terms of an April 30, 2001 agreement. eNutrition's liabilities were also assumed by HI-Q Nutrition, Inc. As a result, eNutrition was a publicly traded, non-operating entity at the time of the transaction with Torpedo Sports USA.

       The stockholders and management of Torpedo Sports USA acquired control of eNutrition at the effective time of the exchange. The transaction has been recorded as a reverse acquisition based on factors demonstrating that Torpedo Sports USA constitutes the accounting acquirer. The management and board of directors of Torpedo Sports USA manage the post-acquisition entity.

       The purchase price applied to the reverse acquisition was based on the net book value of the underlying assets of eNutrition prior to the transaction. The historical stockholders' equity of Torpedo Sports USA prior to the merger has been retroactively restated (a recapitalization) for the equivalent number of shares received in the merger after giving effect to any differences in the par value of the eNutrition and Torpedo Sports USA common stock, with an offset to additional paid in capital. The restated consolidated retained earnings of the accounting acquirer (Torpedo Sports USA) has been carried forward after the acquisition.

       The historical balance sheet and statement of operations information of Torpedo Sports presented in the accompanying pro forma statements has been converted from Canadian dollars to U.S. dollars. Assets and liabilities have been converted using the exchange rate in effect at the pro forma balance sheet date (April 30, 2002). Revenues and expenses have been translated at average rates of exchange in effect during the respective periods.

2.     Description of pro forma adjustments:

       (A) To reflect the sale and disposition of eNutrition's remaining assets and liabilities pursuant to an agreement with HI-Q Nutrition, Inc. under an April 30, 2001 agreement. As a result of this transaction, which occurred immediately prior to the transaction with Torpedo Sports USA, the Registrant had no operations or remaining assets or liabilities at the time of the Torpedo Sports USA transaction.

       (B) To reflect the receipt of $193,005 by Torpedo Sports USA in exchange for the issuance of 1,930,045 shares of Torpedo Sports USA common stock. Prior to the transaction with eNutrition, Torpedo Sports USA issued 6,069,847 shares of common stock in exchange for receivables of $606,984 (approximately $0.10 per share). The receivables are due from related parties and are presented as a contra equity receivable balance.

       (C) To reflect the purchase and retirement of 4,478,000 shares of eNutrition common stock for $50,000 immediately prior to the transaction with Torpedo Sports USA.

       (D) To reflect costs of $71,000 incurred in connection with the transaction. These costs primarily represent legal costs.

       (E) To reflect the weighted average number of shares outstanding as if the transaction had occurred on August 1, 2000. The weighted average number of shares outstanding represents the restated number of shares of the Registrant and includes the one share for 1.8870314 share reverse stock split approved by eNutrition's stockholders on May 17, 2002, the retirement of 4,478,430 post-reverse split shares which took place immediately prior to the transaction, and the issuance of 8,000,000 shares to the shareholders of Torpedo Sports USA, Inc., resulting in 10,000,000 shares issued and outstanding immediately following the transaction.

                               TORPEDO SPORTS INC.

                              FINANCIAL STATEMENTS

                               AS AT JULY 31, 2001

                               TORPEDO SPORTS INC.
                                  JULY 31, 2001












                                    CONTENTS

                                                                 Page
                                                                 ----
AUDITORS' REPORT                                                    1
FINANCIAL STATEMENTS
    Balance Sheet                                                   2
    Statement of Operations and Deficit                             3
    Statement of Cash Flows                                         4
    Schedule of Cost of Sales                                       5
    Schedule of Expenses                                            6
    Notes to Financial Statements                                   7

                                AUDITORS' REPORT







To the Shareholder of:
Torpedo Sports Inc.

We have audited the balance sheet of Torpedo Sports Inc. as at July 31, 2001 and the statements of operations and deficit and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with Canadian and United States generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at July 31, 2001 and the results of its operations and its cash flows for the year then ended in accordance with Canadian generally accepted accounting principles.







Montreal, Quebec
November 6, 2001                                           Chartered Accountants

TORPEDO SPORTS INC.
BALANCE SHEET
AS AT JULY 31, 2001
(CANADIAN DOLLARS)
                                                         2001           2000
--------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS
    Cash                                             $   216,259    $   115,286
    Accounts receivable (net of alloance for
       (doubtful accounts of 94,824; 2000: $0)           678,355        409,460
    Inventories (Note 2)                               2,000,665      1,168,091
    Prepaid expenses                                     215,764         98,472
--------------------------------------------------------------------------------
                                                       3,111,043      1,791,309
CAPITAL ASSETS (NOTE 3)                                1,644,605      1,780,247
--------------------------------------------------------------------------------
                                                     $ 4,755,648    $ 3,571,556
================================================================================

LIABILITIES AND SHAREHOLDER'S DEFICIENCY
CURRENT LIABILITIES
    Bank indebtedness (Note 4)                       $   557,028    $   385,000
    Accounts payable and accrued liabilities           1,368,456        520,036
    Current portion of long-term debt (Note 5)           327,287        320,179
--------------------------------------------------------------------------------
                                                       2,252,771      1,225,215
LONG-TERM DEBT (NOTE 5)                                  802,768      1,179,245
LOAN FROM PARENT COMPANY (NOTE 6)                      2,376,659      1,427,817
--------------------------------------------------------------------------------
                                                       5,432,198      3,832,277
--------------------------------------------------------------------------------
SHAREHOLDER'S DEFICIENCY
    Capital stock (Note 7)                               630,000        630,000
    Deficit                                           (1,306,550)      (890,721)
--------------------------------------------------------------------------------
                                                        (676,550)      (260,721)
--------------------------------------------------------------------------------
                                                     $ 4,755,648    $ 3,571,556
================================================================================

On behalf of the Board:


_____________________________ Director


_____________________________ Director


See accompanying Notes to Financial Statements

TORPEDO SPORTS INC.
STATEMENT OF OPERATIONS AND DEFICIT
FOR THE
(CANADIAN DOLLARS)
                                                                     Four-month
                                                       YEAR         period ended
                                                  ENDED JULY 31,      July 31,
                                                       2001             2000
--------------------------------------------------------------------------------
SALES                                              $ 9,753,109      $   414,233

COST OF SALES (including amortization of
    $251,465; 2000: $90,929)                         7,106,045          850,034
--------------------------------------------------------------------------------
GROSS PROFIT (LOSS)                                  2,647,064         (435,801)
--------------------------------------------------------------------------------
OPERATING EXPENSES
    Selling                                          1,288,335           52,685
    Administrative                                   1,227,229          335,121
    Amortization                                        29,628            8,986
    Interest and bank charges                          177,970              712
    Interest on long-term debt                         162,228           57,416
    Interest on loan from parent company               177,503             --
--------------------------------------------------------------------------------
                                                     3,062,893          454,920
--------------------------------------------------------------------------------
NET LOSS                                              (415,829)        (890,721)

DEFICIT, beginning of period                          (890,721)            --
--------------------------------------------------------------------------------

DEFICIT, end of period                             $(1,306,550)     $  (890,721)
================================================================================

See accompanying Notes to Financial Statements

TORPEDO SPORTS INC.
STATEMENT OF CASH FLOWS
FOR THE
(CANADIAN DOLLARS)

                                                                                      Four-month
                                                                          YEAR       period ended
                                                                     ENDED JULY 31,     July 31,
                                                                          2001           2000
------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATIONS
    Net loss                                                          $  (415,829)   $  (890,721)
ITEM NOT REQUIRING AN OUTLAY OF CASH:
    Amortization                                                          281,093         99,915
------------------------------------------------------------------------------------------------
                                                                         (134,736)      (790,806)
    Net change in non-cash assets and
       liabilities related to operations                                 (370,341)    (1,155,987)
------------------------------------------------------------------------------------------------
                                                                         (505,077)    (1,946,793)
------------------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTMENT
    Additions to capital assets                                          (147,951)    (1,880,162)
    Disposal of capital assets                                              2,500           --
------------------------------------------------------------------------------------------------
                                                                         (145,451)    (1,880,162)
------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING
    Bank indebtedness                                                     172,028        385,000
    Repayment of long-term debt                                          (369,369)       (40,835)
    Proceeds from long-term debt                                             --        1,540,259
    Loan from parent company                                              948,842      1,427,817
    Issuance of capital stock                                                --          630,000
------------------------------------------------------------------------------------------------
                                                                          751,501      3,942,241
------------------------------------------------------------------------------------------------
INCREASE IN CASH                                                          100,973        115,286
CASH, beginning of period                                                 115,286           --
------------------------------------------------------------------------------------------------
CASH, end of period                                                   $   216,259    $   115,286
================================================================================================
SUPPLEMENTAL INFORMATION:
    Interest paid                                                     $   381,373    $    58,128
================================================================================================
NET CHANGE IN NON-CASH ASSETS AND LIABILITIES RELATED TO OPERATIONS
    Increase in accounts receivable                                   $  (268,895)   $  (409,460)
    Increase in inventories                                              (832,574)    (1,168,091)
    Increase in prepaid expenses                                         (117,292)       (98,472)
    Increase in accounts payable and accrued liabilities                  848,420        520,036

                                                                      $  (370,341)   $(1,155,987)
================================================================================================

See accompanying Notes to Financial Statements

TORPEDO SPORTS INC.
SCHEDULE OF COST OF SALES
FOR THE
(CANADIAN DOLLARS)
                                                                     Four-month
                                                       YEAR         period ended
                                                   ENDED JULY 31,     July 31,
                                                       2001             2000
--------------------------------------------------------------------------------
COST OF SALES
    Inventories, beginning of period               $ 1,168,091      $      --
    Purchases                                        5,176,007        1,282,048
    Direct labour                                    1,099,168          180,745
    Factory overhead                                 1,663,444          555,332
--------------------------------------------------------------------------------
                                                     9,106,710        2,018,125
    Inventories, end of period                      (2,000,665)      (1,168,091)
--------------------------------------------------------------------------------
                                                   $ 7,106,045      $   850,034
================================================================================

FACTORY OVERHEAD
    Rent                                           $   491,449      $   178,332
    Amortization of machinery and equipment            131,710           47,154
    Amortization of molds                              110,248           40,222
    Amortization of tools and dies                       9,507            3,553
    Indirect labour                                    271,052           79,917
    Repairs and maintenance                            122,203           56,891
    Light, heat and power                              282,094           50,489
    Insurance                                           73,895           36,896
    Taxes and licences                                  89,208           33,014
    Factory expenses                                    63,258           25,350
    Equipment rental                                    18,820            3,514
--------------------------------------------------------------------------------
                                                   $ 1,663,444      $   555,332
================================================================================

TORPEDO SPORTS INC.
SCHEDULE OF EXPENSES
FOR THE
(CANADIAN DOLLARS)
                                                                     Four-month
                                                       YEAR         period ended
                                                   ENDED JULY 31,     July 31,
                                                       2001             2000
--------------------------------------------------------------------------------
SELLING
    Commissions                                    $   691,742      $    28,151
    Travel                                              16,966            7,786
    Cartage and delivery                               214,593            7,409
    Advertising                                        253,550            6,246
    Shipping                                            39,472            2,839
    Automobile                                          15,855              254
    Salaries                                            56,157             --
--------------------------------------------------------------------------------
                                                   $ 1,288,335      $    52,685
================================================================================

ADMINISTRATIVE
    Salaries                                       $   338,559      $   123,582
    Management fees                                    300,000          100,000
    Insurance and taxes                                248,117           54,500
    Office and general                                  56,043           29,457
    Professional fees                                   53,152           16,542
    Telephone                                           34,021           11,040
    Bad debts                                          178,437             --
    Rent                                                18,900             --
--------------------------------------------------------------------------------
                                                   $ 1,227,229      $   335,121
================================================================================

AMORTIZATION
    Building                                       $    14,177      $     4,598
    Office furniture and equipment                      10,224            1,974
    Rolling stock                                        5,227            2,414
--------------------------------------------------------------------------------
                                                   $    29,628      $     8,986
================================================================================

TORPEDO SPORTS INC.
NOTES TO FINANCIAL STATEMENTS
AS AT JULY 31, 2001
--------------------------------------------------------------------------------

1.    NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

      (a) Torpedo is a manufacturer and distributor of wood and plastic products for the winter sports market, consisting primarily of tobaggans, sleds, saucers and snowboards for sale in Canada and the United States.

      (b)    GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

             These financial statements conform with Canadian generally accepted accounting principles (GAAP) and are presented in Canadian $. Note 12 provides an explanation and reconciliation of differences in Canadian and U.S. GAAP.


      (c)    INVENTORIES

             Inventories are stated at the lower of cost and market value. Costs of raw materials, work-in-process and finished goods are determined principally by the first-in, first-out method. The market value of finished goods represents net realizable value and for other inventories, represents replacement cost.

      (d)    AMORTIZATION

             Annual amortization rates and methods adopted by the Company are:

             Declining balance method:
             1) building                                              4%
             2) office furniture and equipment                       20%
             3) machinery and equipment                              20%
             4) tools and dies                                       20%
             5) molds                                                20%
             6) rolling stock                                        30%

             Straight-line method:
             1) leasehold improvements                           5 years

      (e)    USE OF ESTIMATES

             The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingencies at the date of the financial statements and the reported amounts of revenues and expenses during the year. Actual results could differ from these estimates.


2.    INVENTORIES

      Inventories consist of the following:
                                               2001              2000

             Raw materials                 $   810,679       $   674,310
             Work-in-process                   234,088           156,644
             Finished goods                    955,898           337,137
                                           -----------       -----------
                                           $ 2,000,665       $ 1,168,091
                                           ===========       ===========

TORPEDO SPORTS INC.
NOTES TO FINANCIAL STATEMENTS
AS AT JULY 31, 2001
--------------------------------------------------------------------------------

3.    CAPITAL ASSETS

                                                2001                       2000
                               -------------------------------------  ------------
                                           Accumulated    Net book      Net book
                                   Cost    Amortization     Value         Value
                               -----------  -----------  -----------  ------------

      Land                     $    27,602  $        -   $    27,602   $    27,602
      Building                     367,241       18,775      348,466       354,206
      Office furniture and
         equipment                  65,390       12,198       53,192        42,888
      Machinery and equipment      819,263      178,864      640,399       703,401
      Tools and dies                55,993       13,060       42,933        51,089
      Molds                        663,533      150,470      513,063       578,407
      Rolling stock                 22,568        7,641       14,927        22,654
      Leasehold improvements         4,023           -         4,023            -
                               -----------  -----------  -----------  ------------
                               $ 2,025,613  $   381,008  $ 1,644,605  $  1,780,247
                               ===========  ===========  ===========  ============

4.    BANK INDEBTEDNESS

      The Company has available a credit facility up to a maximum of $200,000 which bears interest at prime rate plus 2%.

      A first ranking hypothec on accounts receivable and inventories and on the universality of the moveable property of the Company have been pledged as collateral against this credit facility.

      The Company also has available another credit facility, which maximum amount is calculated based on inventories amounts. This credit facility bears interest at prime rate plus 7.50% and is secured by inventories.

TORPEDO SPORTS INC.
NOTES TO FINANCIAL STATEMENTS
AS AT JULY 31, 2001
--------------------------------------------------------------------------------

5.    LONG-TERM DEBT
                                                            2001         2000

       a)   Bank term loan bearing interest at prime
            rate plus 1.25% repayable by monthly
            principal instalments of $5,000 to April
            20, 2002, with a final principal payment of
            $5,851 on May 20, 2002 with interest
            payable monthly and secured by a first rank
            hypothec on specific machinery and
            equipment.                                   $   50,851   $  110,851

       b)   Small business loan bearing interest at
            prime rate plus 1.75% repayable by 6
            monthly principal instalments of $5,952
            from November 1, 2000 to April 1, 2001, 3
            monthly principal instalments of $5,952
            from December 1, 2001 to February 1, 2002,
            with a final principal payment of $6,368 on
            March 1, 2002 with interest payable monthly
            and secured by a first rank hypothec on
            specific equipment.                              24,221       59,936

       c)   Loan bearing interest at prime rate plus
            1.75% repayable by monthly principal
            instalments of $4,167 to September 30,
            2002, with a final principal payment of
            $5,094 on October 31, 2002 with interest
            payable monthly and secured by a first rank
            hypothec on specific equipment.                  63,428      113,426

       d)   Small business loan bearing interest at
            prime rate plus 1.75% repayable by 6
            monthly principal instalments of $5,952
            from November 1, 2000 to April 1, 2001, 6
            monthly principal instalments of $5,952
            from November 1, 2001 to April 1, 2002, one
            principal payment of $5,952 on November 1,
            2002 with a final principal payment of
            $6,518 on December 1, 2002 with interest
            payable monthly and secured by a universal
            hypothec on machinery and equipment and
            office furniture and equipment.                  48,180       83,894

TORPEDO SPORTS INC.
NOTES TO FINANCIAL STATEMENTS
AS AT JULY 31, 2001
--------------------------------------------------------------------------------

5.    LONG-TERM DEBT - CONT'D
                                                            2001         2000

       e)   Loan bearing interest at prime rate,
            repayable by 110 monthly principal
            instalments of $8,000 from October 15, 2000
            to November 15, 2009, with a final
            principal payment of $1,250 on December 15,
            2009 with interest payable monthly and
            secured by a second rank moveable hypothec
            on inventories and accounts receivable.      $  801,250   $  881,250

       f)   Loan bearing interest at prime rate plus
            4.50% repayable by 31 monthly principal
            instalments of $4,000 from October 15, 2000
            to April 15, 2003 with interest payable
            monthly and secured by the same security as
            described in note 5e).                           84,000      124,000

       g)   Loan bearing interest at prime rate plus
            0.50% repayable by 41 monthly principal
            instalments of $1,875 from October 15, 2000
            to February 15, 2004 with interest payable
            monthly and secured by the same security as
            described in note 5e).                           58,125       76,875

       h)   Obligation under capital lease repaid
            during the year.                                   -          49,192
                                                         ----------   ----------
                                                          1,130,055    1,499,424

               Current portion of long-term debt            327,287      320,179
                                                         ----------   ----------
                                                         $  802,768   $1,179,245
                                                         ==========   ==========

      Principal payments on long-term debt due in the next five years are as follows:

               2002                                      $  327,287
               2003                                         180,393
               2004                                         109,125
               2005                                          96,000
               2006                                          96,000

6.    LOAN FROM PARENT COMPANY

      The loan from parent company is unsecured, bears interest at 9% per annum and has no definite terms of repayment.

TORPEDO SPORTS INC.
NOTES TO FINANCIAL STATEMENTS
AS AT JULY 31, 2001
--------------------------------------------------------------------------------

7.    CAPITAL STOCK

      a) The Company was incorporated under Part 1A of the Quebec Companies Act on February 14, 2000 and commenced operations on March 24, 2000.

      b) Authorized:
                  Unlimited number of voting, participating, Class "A" shares. Unlimited number of 8% annual, non-cumulative, preferential, non-voting, non-participating, redeemable or retractable at amount paid thereon, Class "B" shares.
                  Unlimited  number of 4/5% per month, non-cumulative,
                             preferential, non-voting, non-participating, redeemable or retractable at amount paid thereon, Class "C" shares.

                                                       2001           2000
         Issued and fully paid:
                    630,000  Class "A" shares      $   630,000    $   630,000
                                                   ===========    ===========


8.    RELATED PARTY TRANSACTIONS

      Transactions with the parent company during the year included the following:

                                                                    Four-month
                                                    YEAR          period ended
                                               ENDED JULY 31,       July 31,
                                                    2001              2000

               Interest paid                   $    177,503       $        -
               Management fees                      300,000           100,000

      The above transactions are in the normal course of operations and are measured at the exchange amount, which is the amount of consideration established and agreed to by the related parties.

9.    LEASE COMMITMENTS

      a) The Company leases premises at a minimum annual rental of $360,000. The lease agreement expires January 31, 2002 with an option to renew for three years under the same terms and conditions.

      b) The Company leases premises at a minimum annual rental of $96,984US. The lease agreement expires February 28, 2003 with an option to renew for two years under the same terms and conditions, save and except the annual rent that will be increased to $102,228US per annum.

TORPEDO SPORTS INC.
NOTES TO FINANCIAL STATEMENTS
AS AT JULY 31, 2001
--------------------------------------------------------------------------------

10.   FINANCIAL INSTRUMENTS

      a)   Credit Risk

           The Company's extension of credit is based on an evaluation of each customer's financial condition. Management reviews the ageing of accounts receivable and other factors relating to the risk that customer accounts may not be paid in full and, when appropriate, reduces the carrying value to provide for possible loss.

      b)   Foreign Currency Risk

           A portion of the Company's sales are derived in U.S. dollars. The Company uses the revenue stream in U.S. dollars as a natural hedge to cover any purchases denominated in U.S. dollars.

11.   LOSSES CARRIED FORWARD

      The Company has a loss carried forward for income tax purposes of $918,648 which may be carried forward and applied against future taxable income no later than 2008.

      The potential tax benefits relating to these losses have not been recognized in the financial statements.

12. SIGNIFICANT DIFFERENCES BETWEEN GENERALLY ACCEPTED ACCOUNTING PRINCIPLES IN CANADA AND IN THE UNITED STATES

      The financial statements of the Company have been prepared in accordance with Canadian generally accepted accounting principles ("GAAP") which differ in some respects from those applicable in the United States. Significant differences are as follows:

      Comprehensive Income

      The application of GAAP in the United States requires the disclosure of comprehensive income (loss) in a separate financial statement, which includes the net income as well as revenues, charges, gains and losses recorded directly to equity.

      There were no revenues, charges, gains and losses recorded directly to equity during the periods ended July 31, 2001 and 2000 and accordingly, comprehensive income equals net income for both periods.

      Income Taxes

      The accounting for income taxes is, in all material respects, consistent under Canadian and United States GAAP except that under Canadian GAAP, income tax rates of substantively enacted tax law can be used to calculate deferred income tax assets and liabilities while under United States GAAP, only income tax rates of enacted law can be used. Since there was no substantial change in tax law during the reported period, deferred tax assets calculated using Canadian GAAP did not differ from those calculated using United States GAAP.

                               TORPEDO SPORTS INC.

                              FINANCIAL STATEMENTS

                              AS AT APRIL 30, 2002

                               TORPEDO SPORTS INC.
                                 APRIL 30, 2002












                                    CONTENTS

                                                              Page
                                                              ----
REVIEW ENGAGEMENT REPORT                                         1
FINANCIAL STATEMENTS
    Balance Sheet                                                2
    Statement of Earnings and Deficit                            3
    Statement of Cash Flows                                      4
    Schedule of Cost of Sales                                    5
    Schedule of Expenses                                         6
    Notes to Financial Statements                                7

                            REVIEW ENGAGEMENT REPORT







To the Shareholders of
Torpedo Sports Inc.

We have reviewed the balance sheet of Torpedo Sports Inc. as at April 30, 2002 and the statements of earnings and deficit and cash flows for the nine month period then ended. Our review was made in accordance with Canadian generally accepted standards for review engagements and accordingly consisted primarily of enquiry, analytical procedures and discussion related to information supplied to us by the Company.

A review does not constitute an audit and consequently we do not express an audit opinion on these financial statements.

Based on our review, nothing has come to our attention that causes us to believe that these financial statements are not, in all material respects, in accordance with Canadian generally accepted accounting principles.







Montreal, Quebec
July 31, 2002                                              Chartered Accountants

TORPEDO SPORTS INC.
BALANCE SHEET
AS AT APRIL 30, 2002
(CANADIAN DOLLARS)
(UNAUDITED)

                                                       2002             2001
--------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS
    Cash                                           $    33,349      $   775,414
    Accounts receivable                                417,640          526,073
    Loans receivable - companies under
      common control                                   350,700             --
    Inventories (Note 4)                               903,354          316,830
    Prepaid expenses                                   485,413          188,602
    Deferred income taxes                               37,000             --
--------------------------------------------------------------------------------
                                                     2,227,456        1,806,919
Capital assets (Note 5)                              1,783,167        1,642,133
Deferred income taxes                                  101,000
--------------------------------------------------------------------------------
                                                   $ 4,111,623      $ 3,449,052
================================================================================

LIABILITIES AND SHAREHOLDER'S DEFICIENCY
CURRENT LIABILITIES
    Bank indebtedness (Note 6)                     $   281,397      $   191,489
    Accounts payable and accrued liabilities           923,760          754,890
    Current portion of long-term debt (Note 7)         210,750          452,774
--------------------------------------------------------------------------------
                                                     1,415,907        1,399,153
Long-term debt (Note 7)                                661,161          774,156
Loan from parent company (Note 8)                    1,859,816        1,821,618
--------------------------------------------------------------------------------
                                                     3,936,884        3,994,927
--------------------------------------------------------------------------------
SHAREHOLDERS' EQUITY
    Capital stock (Note 10)                            630,000          630,000
    Deficit                                           (455,261)      (1,175,875)
--------------------------------------------------------------------------------
                                                       174,739         (545,875)
--------------------------------------------------------------------------------
                                                   $ 4,111,623      $ 3,449,052
================================================================================

On behalf of the Board:


_____________________________ Director


_____________________________ Director

See accompanying Notes to Financial Statements

TORPEDO SPORTS INC.
STATEMENT OF EARNINGS AND DEFICIT
FOR THE NINE MONTH PERIOD ENDED APRIL 30, 2002
(CANADIAN DOLLARS)
(UNAUDITED)

                                                        2002            2001
--------------------------------------------------------------------------------
SALES                                              $ 12,566,148    $  9,272,680

COST OF SALES (including amortization of
    $190,649; 2001: $191,769)                         8,293,391       6,820,580
--------------------------------------------------------------------------------
GROSS PROFIT                                          4,272,757       2,452,100
--------------------------------------------------------------------------------
OPERATING EXPENSES
    Selling                                           1,624,910       1,298,319
    Administrative                                    1,046,932         939,551
    Amortization                                         27,408          22,835
    Interest and bank charges                           526,567         198,535
    Interest on long-term debt                           62,438         141,262
    Interest on loan from parent company                145,878         136,752
    Moving expenses                                     125,335            --
--------------------------------------------------------------------------------
                                                      3,559,468       2,737,254
--------------------------------------------------------------------------------
EARNINGS (LOSS), before income taxes                    713,289        (285,154)
Deferred income taxes                                   138,000            --
--------------------------------------------------------------------------------
NET EARNINGS (LOSS)                                     851,289        (285,154)
================================================================================
DEFICIT, beginning of period                         (1,306,550)       (890,721)
--------------------------------------------------------------------------------
DEFICIT, end of period                             $   (455,261)   $ (1,175,875)
================================================================================

See accompanying Notes to Financial Statements

TORPEDO SPORTS INC.
STATEMENT OF CASH FLOWS
FOR THE NINE MONTH PERIOD ENDED APRIL 30, 2002
(CANADIAN DOLLARS)
(UNAUDITED)

                                                                          2002           2001
------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATIONS
    Net earnings (loss)                                               $   851,289    $  (285,154)
ITEM NOT REQUIRING AN OUTLAY OF CASH:
    Amortization                                                          218,057        214,604
    Deferred income taxes                                                (138,000)          --
------------------------------------------------------------------------------------------------
                                                                          931,346        (70,550)
    Net change in non-cash assets and
      liabilities related to operations                                   292,981        879,372
------------------------------------------------------------------------------------------------
                                                                        1,224,327        808,822
------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTMENT
    Additions to capital assets                                          (356,619)       (76,490)
------------------------------------------------------------------------------------------------
                                                                         (356,619)       (76,490)
------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING
    Bank indebtedness                                                    (275,631)      (193,511)
    Repayment of long-term debt                                          (258,144)      (272,494)
    Loan from parent company                                             (516,843)       393,801
------------------------------------------------------------------------------------------------
                                                                       (1,050,618)       (72,204)
------------------------------------------------------------------------------------------------

(DECREASE) INCREASE IN CASH                                              (182,910)       660,128
CASH, beginning of period                                                 216,259        115,286
------------------------------------------------------------------------------------------------
CASH, end of period                                                   $    33,349    $   775,414
================================================================================================
SUPPLEMENTAL INFORMATION:
    Interest paid                                                     $   734,883    $   476,549
================================================================================================

NET CHANGE IN NON-CASH ASSETS AND LIABILITIES RELATED TO OPERATIONS
    Decrease (increase) in accounts receivable                        $   260,715    $  (116,613)
    Increase in loans receivable - companies under common control        (350,700)          --
    Decrease in inventories                                             1,097,311        851,261
    Increase in prepaid expenses                                         (269,649)       (90,130)
    (Decrease) increase in accounts payable and accrued liabilities      (444,696)       234,854
------------------------------------------------------------------------------------------------
                                                                      $   292,981    $   879,372
================================================================================================

See accompanying Notes to Financial Statements

TORPEDO SPORTS INC.
SCHEDULE OF COST OF SALES
FOR THE NINE MONTH PERIOD ENDED APRIL 30, 2002
(CANADIAN DOLLARS)
(UNAUDITED)

                                                       2002             2001
--------------------------------------------------------------------------------
COST OF SALES
    Inventories, beginning of period               $ 2,000,665      $ 1,168,091
    Purchases                                        4,882,571        3,767,664
    Direct labour                                    1,030,426          890,200
    Factory overhead                                 1,283,083        1,311,455
--------------------------------------------------------------------------------
                                                     9,196,745        7,137,410
    Inventories, end of period                        (903,354)        (316,830)
--------------------------------------------------------------------------------
                                                   $ 8,293,391      $ 6,820,580
================================================================================

FACTORY OVERHEAD
    Rent                                           $   340,626      $   368,351
    Amortization of machinery and equipment            110,918          100,522
    Amortization of molds                               73,252           83,952
    Amortization of tools and dies                       6,479            7,295
    Indirect labour                                    173,971          222,330
    Repairs and maintenance                            143,763          119,720
    Light, heat and power                              245,553          233,861
    Insurance                                           63,733           46,923
    Taxes and licences                                  72,255           65,976
    Factory expenses                                    19,285           45,319
    Equipment rental                                    33,248           17,206
--------------------------------------------------------------------------------
                                                   $ 1,283,083      $ 1,311,455
================================================================================

TORPEDO SPORTS INC.
SCHEDULE OF EXPENSES
FOR THE NINE MONTH PERIOD ENDED  APRIL 30, 2002
(CANADIAN DOLLARS)
(UNAUDITED)

                                                       2002             2001
--------------------------------------------------------------------------------
SELLING
    Commissions                                    $   965,239      $   700,852
    Travel                                              47,191           13,164
    Cartage and delivery                               240,790          214,367
    Advertising                                        269,585          290,935
    Shipping                                            50,352           31,094
    Automobile                                          11,248            5,504
    Salaries                                            40,505           42,403
--------------------------------------------------------------------------------
                                                   $ 1,624,910      $ 1,298,319
================================================================================

ADMINISTRATIVE
    Salaries                                       $   279,613      $   257,430
    Management fees                                    225,000          225,000
    Insurance and taxes                                307,382          195,652
    Office and general                                  75,023           36,252
    Professional fees                                   53,256           50,669
    Telephone                                           28,760           27,238
    Bad debts                                           65,119          133,135
    Rent                                                12,779           14,175
--------------------------------------------------------------------------------
                                                   $ 1,046,932      $   939,551
================================================================================

AMORTIZATION
    Building                                       $    10,322      $    10,666
    Office furniture and equipment                       8,506            7,518
    Rolling stock                                        4,207            4,651
    Amortization of leasehold improvements               4,373             --
--------------------------------------------------------------------------------
                                                   $    27,408      $    22,835
================================================================================

TORPEDO SPORTS INC.
NOTES TO FINANCIAL STATEMENTS
AS AT APRIL 30, 2002
(UNAUDITED)
--------------------------------------------------------------------------------

1.    NATURE OF OPERATIONS

      Torpedo is a manufacturer and distributor of wood and plastic products for the winter sports market, consisting primarily of tobaggans, sleds, saucers and snowboards for sale in Canada and the United States.

2.    SIGNIFICANT ACCOUNTING POLICIES

      These financial statements conform with Canadian Generally Accepted Accounting Principles (GAAP) and are presented in Canadian $. Note 14 provides an explanation of differences in Canadian and U.S. GAAP.

      (a)    INVENTORIES

             Inventories are stated at the lower of cost and market value. Costs of raw materials, work-in-process and finished goods are determined principally by the first-in, first-out method. The market value of finished goods represents net realizable value and for other inventories, represents replacement cost.

      (b)    AMORTIZATION

             Annual amortization rates and methods adopted by the Company are:

             Declining balance method:
             1) building                                              4%
             2) office furniture and equipment                       20%
             3) machinery and equipment                              20%
             4) tools and dies                                       20%
             5) molds                                                20%
             6) rolling stock                                        30%

             Straight-line method:
             1) leasehold improvements                           5 years

      (c)    USE OF ESTIMATES

             The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingencies at the date of the financial statements and the reported amounts of revenues and expenses during the year. Actual results could differ from these estimates.

TORPEDO SPORTS INC.
NOTES TO FINANCIAL STATEMENTS
AS AT APRIL 30, 2002
(UNAUDITED)
--------------------------------------------------------------------------------

3.    Accounting Changes - Income Taxes

      In December 1997, the Accounting Standards Board issued Section 3465 of the CICA Handbook, Income Taxes. Under the asset and liability method of
      Section 3465, deferred income tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred income tax assets and liabilities are measured using enacted or substantively enacted tax rates in effect for the year in which those temporary differences are expected to be recovered or settled. Deferred income tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Deferred income tax assets are recognized and if realization is not considered "more likely than not", a valuation allowance is provided.

      The Company has adopted the new recommendations of the CICA August 1, 2001 and has applied the provisions of Section 3465 retroactively. The cumulative effect of this accounting change for income taxes is nil since a valuation allowance was recorded for the total amount of deferred tax assets.

4.    INVENTORIES

      Inventories consist of the following:

                                               2001              2000

             Raw materials                 $   489,061       $   316,830
             Work-in-process                    85,394                -
             Finished goods                    328,899                -
                                           -----------       -----------
                                           $   903,354       $   316,830
                                           ===========       ===========

TORPEDO SPORTS INC.
NOTES TO FINANCIAL STATEMENTS
AS AT APRIL 30, 2002
(UNAUDITED)
--------------------------------------------------------------------------------

5.    CAPITAL ASSETS

                                                2002                       2002
                               -------------------------------------  ------------
                                           Accumulated    Net book      Net book
                                   Cost    Amortization     Value         Value
                               -----------  -----------  -----------  ------------

      Land                     $    27,602  $        -   $    27,602  $     27,602
      Building                     367,241       29,097      338,144       351,977
      Office furniture and
         equipment                  89,306       20,704       68,602        51,977
      Machinery and equipment    1,110,630      289,782      820,848       622,859
      Tools and dies                60,855       19,539       41,316        44,786
      Molds                        679,449      223,722      455,727       520,906
      Rolling stock                 34,568       11,848       22,720        18,003
      Leasehold improvements        12,581        4,373        8,208         4,023
                               -----------  -----------  -----------  ------------
                               $ 2,382,232  $   599,065  $ 1,783,167  $  1,642,133
                               ===========  ===========  ===========  ============

6.    BANK INDEBTEDNESS

      The Company has available a credit facility up to a maximum of $4,500,000 based on 85% of purchased eligible accounts receivable. This credit facility bears interest at the rate of 2% per month. In addition, the Company has available an inventory loan facility up to a maximum of $800,000 between the months of June and September which bears interest at prime plus 7.5%.

TORPEDO SPORTS INC.
NOTES TO FINANCIAL STATEMENTS
AS AT APRIL 30, 2002
(UNAUDITED)
--------------------------------------------------------------------------------

7.    LONG-TERM DEBT
                                                            2002          2001

       a)   Bank term loan bearing interest at prime
            rate plus 1.25% repayable by monthly
            principal instalments of $5,000 to April
            20, 2002, with a final principal payment of
            $5,851 on May 20, 2002 with interest
            payable monthly and secured by a first rank
            hypothec on specific machinery and
            equipment.                                   $   10,851   $   65,851

       b)   Small business loan bearing interest at
            prime rate plus 1.75% repayable by 6
            monthly principal instalments of $5,952
            from November 1, 2000 to April 1, 2001, 3
            monthly principal instalments of $5,952
            from December 1, 2001 to February 1, 2002,
            with a final principal payment of $6,368 on
            March 1, 2002 with interest payable monthly
            and secured by a first rank hypothec on
            specific equipment.                                 -         15,888

       c)   Loan bearing interest at prime rate plus
            1.75% repayable by monthly principal
            instalments of $4,167 to September 30,
            2002, with a final principal payment of
            $5,094 on October 31, 2002 with interest
            payable monthly and secured by a first rank
            hypothec on specific equipment.                  30,092       84,261

       d)   Small business loan bearing interest at
            prime rate plus 1.75% repayable by 6
            monthly principal instalments of $5,952
            from November 1, 2000 to April 1, 2001, 6
            monthly principal instalments of $5,952
            from November 1, 2001 to April 1, 2002, one
            principal payment of $5,952 on November 1,
            2002 with a final principal payment of
            $6,518 on December 1, 2002 with interest
            payable monthly and secured by a universal
            hypothec on machinery and equipment and
            office furniture and equipment.                  12,468       48,180

TORPEDO SPORTS INC.
NOTES TO FINANCIAL STATEMENTS
AS AT APRIL 30, 2002
(UNAUDITED)
--------------------------------------------------------------------------------

7.    LONG-TERM DEBT - CONT'D
                                                            2002         2001

       e)   Loan bearing interest at prime rate,
            repayable by 110 monthly principal
            instalments of $8,000 from October 15, 2000
            to November 15, 2009, with a final
            principal payment of $1,250 on December 15,
            2009 with interest payable monthly and
            secured by a second rank moveable hypothec
            on inventories and accounts receivable.      $  729,250   $  841,250

       f)   Loan bearing interest at prime rate plus
            4.50% repayable by 31 monthly principal
            instalments of $4,000 from October 15, 2000
            to April 15, 2003 with interest payable
            monthly and secured by the same security as
            described in note 5e).                           44,250      104,000

       g)   Loan bearing interest at prime rate plus
            0.50% repayable by 41 monthly principal
            instalments of $1,875 from October 15, 2000
            to February 15, 2004 with interest payable
            monthly and secured by the same security as
            described in note 5e).                           45,000       67,500
                                                         ----------   ----------
                                                            871,911    1,226,930

               Current portion of long-term debt            210,750      452,774
                                                         ----------   ----------
                                                         $  661,161   $  774,156
                                                         ==========   ==========

      Principal payments on long-term debt due in the next five years are as follows:

               2003                               $         210,750
               2004                                         112,875
               2005                                          96,000
               2006                                          96,000
               2007                                          96,000

8.    LOAN FROM PARENT COMPANY

      The loan from parent company is unsecured, bears interest at 9% per annum and has no definite terms of repayment.

TORPEDO SPORTS INC.
NOTES TO FINANCIAL STATEMENTS
AS AT APRIL 30, 2002
(UNAUDITED)
--------------------------------------------------------------------------------

9.    INCOME TAXES

      The following table reconciles the difference between the Canadian statutory tax rate and the effective tax rate used by the Company in the determination of net income:

                                                       April 30,        April 30
                                                         2002             2001

      Canadian statutory rate                             31.22 %        31.22 %

      Increase (reduction)resulting from:

      Change in tax assets valuation allowance           (50.57)        (31.22)
                                                          -----          -----
      Effective tax rate                                 (19.35)%          -   %
                                                          =====          =====

      The tax effect of significant items comprising the Company's net deferred asset are as follows:
                                                            $             $
      Deferred tax asset short term
         Operating loss carryforwards                    37,000        268,000

      Deferred tax asset long term
         Capital assets                                 101,000         91,000
                                                    -----------    -----------

      Gross deferred tax asset                          138,000        359,000

      Deferred tax assets valuation allowance                 -       (359,000)
                                                    -----------    -----------

      Net deferred tax asset short term                  37,000             -
      Net deferred tax asset long term                  101,000             -

      As at April 30, 2002, the Company had net operating loss carry forwards for income tax purposes available to reduce future taxable income of $117,000, which expires in 2008.

TORPEDO SPORTS INC.
NOTES TO FINANCIAL STATEMENTS
AS AT APRIL 30, 2002
(UNAUDITED)
--------------------------------------------------------------------------------

10.   CAPITAL STOCK

      a) The Company was incorporated under Part 1A of the Quebec Companies Act on February 14, 2000 and commenced operations on March 24, 2000.

      b) Authorized:
                  Unlimited number of voting, participating, Class "A" shares. Unlimited number of 8% annual, non-cumulative, preferential, non-voting, non-participating, redeemable or retractable at amount paid thereon, Class "B" shares.
                  Unlimited  number of 4/5% per month, non-cumulative,
                             preferential, non-voting, non-participating, redeemable or retractable at amount paid thereon, Class "C" shares.

                                                            2002         2001

         Issued and fully paid:
                    630,000  Class "A" shares            $  630,000   $  630,000
                                                         ==========   ==========


11.   RELATED PARTY TRANSACTIONS

      Transactions with the parent company during the period included the following:

                                                                    Four-month
                                                    YEAR          period ended
                                               ENDED JULY 31,       July 31,
                                                    2001              2000

               Interest paid                   $    145,878       $   136,752
               Management fees                      225,000           225,000

      The above transactions are in the normal course of operations and are measured at the exchange amount, which is the amount of consideration established and agreed to by the related parties.

TORPEDO SPORTS INC.
NOTES TO FINANCIAL STATEMENTS
AS AT APRIL 30, 2002
(UNAUDITED)
--------------------------------------------------------------------------------

12.   LEASE COMMITMENTS

      a) The Company is committed to lease premises for a total amount of $1,148,128, at a minimum annual rental of $231,945 until January 31, 2004 and at a minimum annual rental of $247,408 starting February 1, 2004 to January 31, 2007. The lease agreement expires January 31, 2007 with an option to renew for five years under the same terms and conditions, save and except the annual rent that will be increased to $262,871 from February 1, 2007 to January 31, 2010 and increased to $278,334 from February 1, 2010 to January 31, 2012.

      b) The Company is committed to lease another premises for a total amount of $80,820US, at a minimum annual rental of $96,984US. The lease agreement expires February 28, 2003 with an option to renew for two years under the same terms and conditions, save and except the annual rent that will be increased to $102,228US per annum.


13.   FINANCIAL INSTRUMENTS

      a)   Credit Risk

           The Company's extension of credit is based on an evaluation of each customer's financial condition. Management reviews the ageing of accounts receivable and other factors relating to the risk that customer accounts may not be paid in full and, when appropriate, reduces the carrying value to provide for possible loss.

      b)   Foreign Currency Risk

           A portion of the Company's sales are derived in U.S. dollars. The Company uses the revenue stream in U.S. dollars as a natural hedge to cover any purchases denominated in U.S. dollars.

TORPEDO SPORTS INC.
NOTES TO FINANCIAL STATEMENTS
AS AT APRIL 30, 2002
(UNAUDITED)
--------------------------------------------------------------------------------

14. SIGNIFICANT DIFFERENCES BETWEEN GENERALLY ACCEPTED ACCOUNTING PRINCIPLES IN CANADA AND IN THE UNITED STATES

      The financial statements of the Company have been prepared in accordance with Canadian generally accepted accounting principles ("GAAP") which differ in some respects from those applicable in the United States. Significant differences are as follows:

      Comprehensive Income

      The application of GAAP in the United States requires the disclosure of comprehensive income (loss) in a separate financial statement, which includes the net income as well as revenues, charges, gains and losses recorded directly to equity.

      There were no revenues, charges, gains and losses recorded directly to equity during the nine-month period ended April 30, 2002 and 2001 and accordingly, comprehensive income equals net income for both periods.

      Income Taxes

      The accounting for income taxes is, in all material respects, consistent under Canadian and United States GAAP except that under Canadian GAAP, income tax rates of substantively enacted tax law can be used to calculate deferred income tax assets and liabilities while under United States GAAP, only income tax rates of enacted law can be used. Since there was no substantial change in tax law during the reported periods, deferred tax assets calculated using Canadian GAAP did not differ from those calculated using United States GAAP.